EXHIBIT 10.4


                                                CONFORMED COPY




                         Foodbrands America, Inc.
                       $320,000,000 Credit Agreement
                                dated as of

                             December 11, 1995


                            Guarantee Agreement



               GUARANTEE AGREEMENT dated as of December 11, 1995, among each subsidiary party hereto (individually, a "Subsidiary Guarantor" and collectively, the "Subsidiary Guarantors") of Foodbrands America, Inc., a Delaware corporation (the "Borrower"), and CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).


          Reference is made to the Credit Agreement dated as of December 11, 1995 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and as issuing lender (in such capacity, the "Issuing Lender"), and Citibank, N.A., as managing agent.

          The Lenders have agreed to make Loans to the Borrower, and the Issuing Lender has agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.
The obligations of the Lenders to make Loans, and of the Issuing Lender to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Subsidiary Guarantors of a guarantee agreement in the form hereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or, to the extent not defined in the Credit Agreement, in the other Loan Documents.

          Accordingly, the parties hereto agree as follows:

          SECTION 1. Guarantee. Each Subsidiary Guarantor unconditionally guarantees, jointly with the other Subsidiary Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower and the Subsidiary Guarantors to the Secured Parties under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the Subsidiary Guarantors under or pursuant to the Credit Agreement and the other Loan Documents (all the obligations referred to in this clause (b) and in the preceding clause (a) being collectively called the "Obligations"). Each Subsidiary Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

          SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives presentment to, demand of payment from and protest of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Subsidiary Guarantor hereunder shall not be affected by (a) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Subsidiary Guarantor pursuant to the provisions of this Agreement, any Loan Document or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any guarantee or any other agreement, including with respect to any other Subsidiary Guarantor under this Agreement; (c) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; or (d) the failure of the Collateral Agent or any other Secured Party to exercise any right or remedy against any other Subsidiary Guarantor or guarantor of the Obligations.

          SECTION 3. Security. Each of the Subsidiary Guarantors authorizes the Collateral Agent and each of the other Secured Parties, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Subsidiary Guarantor is a party, to (a) take and hold security for the payment of this guarantee or the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other guarantors or other obligors.

          SECTION 4. Guarantee of Payment. Each Subsidiary Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

          SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any other guarantee or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Subsidiary Guarantor or that would otherwise operate as a discharge of any Subsidiary Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

          SECTION 6. Defenses Waived. (a) To the fullest extent permitted by applicable law, each of the Subsidiary Guarantors waives any defense based on or arising out of any defense of the Borrower or any other Subsidiary Guarantor or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Subsidiary Guarantor, other than final and indefeasible payment in full in cash of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, in accordance with the terms and subject to the conditions set forth in the Security Documents to which such Subsidiary Guarantor is a party, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, or exercise any other right or remedy available to them against the Borrower or any other Subsidiary Guarantor, or any security, without affecting or impairing in any way the liability of such Subsidiary Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid. Each of the Subsidiary Guarantors waives any defense arising out of any such election even though such election operates to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Subsidiary Guarantor, as the case may be, or any security.

          (b) The Guarantor (each Subsidiary Guarantor) waives all rights and defenses arising out of an election of remedies by the Creditor (each Secured Party) even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal (the Borrower or a Subsidiary Guarantor) by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          SECTION 7. Continued Effectiveness. Each Subsidiary Guarantor further agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Subsidiary Guarantor or otherwise.

          SECTION 8. Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Borrower or any other Subsidiary Guarantor to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Subsidiary Guarantor shall, upon receipt of written demand by the Collateral Agent, forthwith pay, or cause to be paid, to the Collateral Agent or such other Secured Party as is designated thereby in cash the amount of such unpaid Obligations, and thereupon the Collateral Agent or the other Secured Party that shall have received any part of such payment shall, assign the amount of the Obligations owed to it and paid by such Subsidiary Guarantor pursuant to this guarantee to such Subsidiary Guarantor, such assignment to be pro tanto to the extent to which the Obligations in question were discharged by such Subsidiary Guarantor, or make such other disposition thereof as such Subsidiary Guarantor shall direct (all without recourse to the Collateral Agent or such other Secured Party, and without any representation or warranty by the Collateral Agent or such other Secured Party); provided, however, that none of the Subsidiary Guarantors shall have any right by way of subrogation or otherwise as a result of the payment of any sums hereunder prior to the indefeasible payment in full of the Obligations to the Collateral Agent and the other Secured Parties. If (a) any Subsidiary Guarantor shall make payment to the Collateral Agent or any Secured Party of all or any part of the Obligations, (b) all the Obligations and all other amounts payable under this Agreement shall be indefeasibly paid in full and (c) the Commitments and the LC Commitment shall have expired or terminated, the Collateral Agent will, at such Subsidiary Guarantor's request, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Obligations resulting from such payment by the Subsidiary Guarantor.

          SECTION 9. Information. Each of the Subsidiary Guarantors assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Subsidiary Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent and the other Secured Parties will have any duty to advise any of the Subsidiary Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 10. Subordination. Upon payment by any Subsidiary Guarantor of any sums to the Collateral Agent or any other Secured Party, as provided above, all rights of such Subsidiary Guarantor against the Borrower, arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations to the Collateral Agent and the other Secured Parties; provided, however, that any right of subrogation that such Subsidiary Guarantor may have pursuant to the Credit Agreement is subject to the proviso contained in Section 8 hereof.

          SECTION 11. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.

          SECTION 12. Termination. The guarantees made hereunder shall terminate when all the Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure and the KPR LC Exposure have been reduced to zero and the Issuing Lender has no further obligation to issue Letters of Credit under the Credit Agreement.

          SECTION 13. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Subsidiary Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor when a counterpart hereof executed on behalf of such Subsidiary Guarantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Subsidiary Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor, the Collateral Agent and the other Secured Parties, and their respective successors and assigns, except that no Subsidiary Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. It shall not be a condition to the effectiveness of this Agreement against any Subsidiary Guarantor that any other Subsidiary Guarantor shall have executed this Agreement.

          SECTION 14. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Subsidiary Guarantors and the Collateral Agent, with the prior written consent of the Required Lenders.

          SECTION 15.  Governing Law.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 16. Notices. All communications and notices hereunder shall be in writing and given as provided in Section
10.01 of the Credit Agreement.

          SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Lender, and the execution and delivery to the Lenders of the Notes evidencing such loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under any this Agreement or any other Loan Document is outstanding and unpaid and as long as the Commitments have not been terminated.

          (b) If any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective as provided in Section 13.

          SECTION 19.  Rules of Interpretation.  The rules of
interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

          SECTION 20. Jurisdiction; Consent to Service of Process. (a) Each Subsidiary Guarantor irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Subsidiary Guarantor or its properties in the courts of any jurisdiction.

          (b) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 16. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 21. Waiver of Jury Trial. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

          SECTION 22.  Additional Subsidiary Guarantors.
Pursuant to Section 6.10 of the Credit Agreement, certain Subsidiaries of the Borrower are required to enter into this Agreement as Subsidiary Guarantors within the applicable time period specified by the Credit Agreement. Upon execution and delivery, after the date hereof, by the Collateral Agent and a subsidiary of an instrument in the form of Annex 1, such subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

          SECTION 23. Right of Setoff. If an Event of Default shall have occurred and be continuing and the Administrative Agent shall have declared, or the Required Lenders shall have requested the Administrative Agent to declare, the Loans immediately due and payable pursuant to Article VIII of the Credit Agreement, each Lender (including the Issuing Lender in its capacity as such) is authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Subsidiary Guarantor against any of and all the obligations of such Subsidiary Guarantor now or hereafter existing under the Credit Agreement and the other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Credit Agreement or any such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have; provided, however, that no Lender shall exercise any right of setoff under this Section 10.06, or any other right of setoff, without the prior written consent of the Administrative Agent, and each Lender shall exercise any right of setoff available to it upon the written direction of the Administrative Agent.

          SECTION 24. Impairment of Subrogation Rights. Upon the occurrence and during the continuance of an Event of Default the Collateral Agent may elect to nonjudicially or judicially foreclose against any real or personal property security it holds for the Obligations or any part thereof, or accept an assignment of any such security in lieu of foreclosure or compromise or adjust any part of the Obligations, or make any other accommodation with the Borrower or any Subsidiary Guarantor, or exercise any other remedy against the Borrower or any Subsidiary Guarantor or any security, in accordance with and subject to the provisions of the Security Documents. No such action by the Collateral Agent will release or limit the liability of any Subsidiary Guarantor to the Collateral Agent, even if the effect of that action is to deprive a Subsidiary Guarantor of the right to collect reimbursement from the Borrower or any other Subsidiary Guarantor for any sums paid to the Collateral Agent.

          SECTION 25. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Guarantee Agreement as of the day and year first above written.


                              RKR-GP, INC.


                              By:  /S/ BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              CONTINENTAL DELI FOODS, INC.


                              /S/      BRYANT P. BYNUM
                              Name      Bryant P. Bynum
                              Title:         Vice President


                              DOSKOCIL SPECIALTY BRANDS COMPANY


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              PAFCO IMPORTING COMPANY, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              NATIONAL SERVICE CENTER, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              DOSKOCIL FOOD SERVICE COMPANY,
                              L.L.C. by
                              CONTINENTAL DELI FOODS, INC. ,
manager


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President





                              KPR HOLDINGS, L.P.
                                by
                              RKR-GP, INC., general partner


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              WILSON CERTIFIED EXPRESS, INC.,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              FBAI INVESTMENTS CORPORATION,


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President


                              BRENNAN PACKING CO., INC.


                              /S/      BRYANT P. BYNUM
                              Name:          Bryant P. Bynum
                              Title:         Vice President

                              CHEMICAL BANK, as Collateral Agent,


                              /S/     EDWARD DEVINE
                              Name:   Edward Devine
                              Title:      Managing Director